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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated July 23, 1999 on the May 31, 1999 financial statements of STI Classic Funds, included in Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A dated September 27, 1999, and to all references to our firm included in this Form N-14 Registration Statement.


                                                         /s/ Arthur Andersen LLP


Philadelphia, PA
  December 20, 1999